1 First Quarter 2017 Earnings Conference Call April 26, 2017

2 Forward-Looking Statements: This presentation contains statements that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about BOK Financial Corporation, the financial services industry, and the economy generally. These remarks constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “plans”, “projects”, variations of such words, and similar expressions are intended to identify such forward-looking statements. Management judgments relating to, and discussion of the provision and allowance for credit losses involve judgments as to future events and are inherently forward-looking statements. Assessments that BOK Financial’s acquisitions and other growth endeavors will be profitable are necessary statements of belief as to the outcome of future events, based in part on information provided by others which BOKF has not independently verified. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expressed, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to, changes in interest rates and interest rate relationships, demand for products and services, the degree of competition by traditional and non-traditional competitors, changes in banking regulations, tax laws, prices, levies, and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at www.BOKF.com. All data is presented as of March 31, 2017 unless otherwise noted.

3 Steven G. Bradshaw Chief Executive Officer

4 First Quarter Summary: • Noteworthy items impacting Q1 profitability: • Improved interest rate environment. BOKF balance sheet behaving more asset sensitive in the early part of the current interest rate cycle. • Continued healthy fee and commission income, driven by wealth management. • Much better expense management: total expenses down $21 million despite full quarter of Mobank- related operating expenses. • Significant improvement in MSR hedging outcomes. • Benign credit environment – no provision for loan losses in the quarter. Q1 2017 Q4 2016 Q1 2016 Diluted EPS $1.35 $0.76 $0.64 Net income before taxes ($M) $126.8 $72.4 $62.4 Net income attributable to BOKF shareholders ($M) $88.4 $50.0 $42.6 $42.6 $65.8 $74.3 $50.0 $88.4 $0.64 $1.00 $1.13 $0.76 $1.35 1Q16 2Q16 3Q16 4Q16 1Q17 Net Income Net income attributable to shareholders Net income per share - diluted

5 Additional Details ($B) Q1 2017 Quarterly Growth Annualized Quarterly Growth Year over Year Growth Period-End Loans $17.0 --% 0.1% 6.0% Average Loans $17.1 2.5% *10.0% 7.2% Fiduciary Assets $44.3 6.1% 24.4% 13.3% Assets Under Management or in Custody $77.4 2.6% 10.4% 7.6% • Loans flat in Q1 but still expecting mid-single-digit loan growth in 2017 • Strong growth in fiduciary assets and assets under management or custody • New and expanded customer relationships • Growth continues to exceed market rates * Due to full quarter impact of Mobank acquisition

6 Steven Nell Chief Financial Officer Financial Overview

7 Net Interest Revenue Net Interest Margin ($mil) Q1 2017 Q4 2016 Q3 2016 Q2 2016 Q1 2016 Net Interest Revenue $201.2 $194.2 $187.8 $182.6 $182.6 Provision For Credit Losses $ -- $ -- $ 10.0 $ 20.0 $ 35.0 Net Interest Revenue After Provision $201.2 $194.2 $177.8 $162.6 $147.6 Net Interest Margin * 2.81% 2.69% 2.64% 2.63% 2.65% • Improved yield on AFS securities: up 5 basis points sequentially • Loan yields were 3.88%, up 21 basis points compared to the fourth quarter of 2016 and up 31 basis points compared to the first quarter of 2016 due to recent interest rate increases • Approximately 70% of loan portfolio reprices within one year. • Cost of interest-bearing liabilities up only 8 basis points sequentially and 12 basis points year-over-year. * Note: ~12 basis points of NIM dilution due to FHLB/Fed trade

8 Fees and Commissions Revenue, $mil Change: Q1 17 Quarterly, Sequential Quarterly, Year over Year Trailing 12 Months Brokerage and Trading $33.6 18.0% 4.0% 7.3% Transaction Card 32.1 (6.9)% (0.7)% 4.3% Fiduciary and Asset Management 38.6 11.9% 20.5% 12.1% Deposit Service Charges and Fees 23.0 (1.4)% 2.2% 1.5% Mortgage Banking 25.2 (11.3)% (21.5)% 4.9% Other Revenue 11.9 (7.4)% (1.3)% (0.2%) Total Fees and Commissions $164.4 1.4% (0.6)% 5.8% Fee and commission revenue drivers: • Brokerage and trading: Securities trading up 32% in Q1; nonrecurrence of $5 million trading portfolio mark to market that impacted Q4 results; 17% increase in retail brokerage fees. • Transaction card: Sluggish start to year but very strong sales activity and sales pipeline should put this business on track for mid-single-digit growth in 2017. • Fiduciary and asset management: Strong revenue growth in all lines of business. Money market fee waivers down to $445,000 in Q1, from $1.4 million in Q4 ’16 and $2.1 million in Q1 ’16. • Mortgage banking: Revenue down in line with expectations due to lower refinancing volume / higher interest rates.

9 Expenses ($mil) Q1 2017 Q4 2016 Q1 2016 %Incr. Seq. %Incr. YOY Personnel Expense $136.4 $141.1 $133.6 (3.3)% 2.1% Other Operating Expense $108.3 $124.4 $109.0 (13.0)% (0.7)% Total Operating Expense $244.7 $265.5 $242.6 (7.8)% 0.9% Mobank acquisition: • One time integration expenses totaled $2.0 million • First full quarter of Mobank personnel and operating expenses in Q1: total $2.9 million compared to $1.2 million in Q4 Personnel Expense: • Q4 2016 included $5.0 million severance expense – payroll expense flat sequentially excluding this item. • Regular compensation down $4 million sequentially and incentive compensation down $5.3 million sequentially • Offset by merit increases, higher payroll taxes due to seasonality, and full quarter of Mobank personnel Other Operating Expense: • Professional fees down $4.4 million due to lower Mobank and Mortgage related outsourcing expenses • Deposit insurance expense down $2.4 million due to improvements in credit quality and other risk factors • Mortgage banking costs down due to $4.3 million decrease in MSR prepayments (lower refi rates in Q1) and $900,000 decrease in provision for recourse losses

10 Other Balance Sheet Statistics Mar 31 2017 Dec 31 2016 Mar 31 2016 Period End AFS Securities $8.4 billion $8.7 billion $8.9 billion Average AFS securities $8.6 billion $8.8 billion $9.0 billion Period End Deposits $22.6 billion $22.7 billion $20.4 billion Average Deposits $22.4 billion $21.7 billion $20.6 billion Common Equity Tier 1 11.6% 11.2% 12.0% Tier 1 11.6% 11.2% 12.0% Total Capital Ratio 13.3% 12.8% 13.2% Leverage Ratio 8.9% 8.7% 9.1% Tangible Common Equity Ratio 8.9% 8.6% 9.3% Tangible Book Value per Share $43.63 $42.53 $43.73 • AFS securities down due to continued repositioning of balance sheet in light of rising rate environment • Deposits stable from Q4 2017 • BOK Financial remains well capitalized at quarter end; all capital ratios increased sequentially in Q1 • Year over year decrease in capital ratios due to Mobank acquisition and share repurchases

11 2017 Assumptions  Mid-single-digit loan growth for the full year  $700 million reduction in available for sale securities portfolio for the full year  Stable to increasing net interest margin  Low-single-digit net interest revenue growth (linked quarter annualized)  Loan loss provision of $15 - $20 million for the year  Low-single-digit revenue growth from fee-generating businesses on a trailing twelve month basis  Expenses flat to slightly down compared to 2016  Capital deployment through organic growth, acquisitions, dividends, and limited stock buybacks

12 Stacy Kymes EVP-Corporate Banking

13 ($mil) Mar 31 2017 Dec 31 2016 Seq. Loan Growth Commercial and Industrial $10,327.1 $10,390.8 (0.6)% Commercial Real Estate 3,871.1 3,809.0 1.6% Residential Mortgage 1,946.3 1,949.8 (0.2)% Personal 847.5 840.0 0.9% Total $16,991.9 16,989.7 0.0% Loan Portfolio by Type: ($mil) Mar 31 2017 Dec 31 2016 Seq. Loan Growth OK $5,595.3 $5,765.7 (3.0)% TX 6,145.0 5,978.2 2.8% NM 833.1 803.4 3.7% AR 175.6 173.7 1.1% CO 1,376.3 1,393.5 (1.2)% AZ 1,468.4 1,522.5 (3.5)% KC 1,398.2 1,352.7 3.4% Total $16,991.9 $16,989.7 0.0% Loan Portfolio by Market:  Flat loan growth in Q1 due to heavy paydown activity in March  Pipelines support mid-single-digit loan growth forecast for 2017

14 ($mil) Mar 31 2017 Dec 31 2016 Seq. Loan Growth Energy $2,537.1 $2,497.9 1.6% Services 3,013.4 3,109.0 (3.1)% Healthcare 2,265.6 2,201.9 2.9% Wholesale/retail 1,506.2 1,576.8 (4.5)% Manufacturing 543.4 515.0 5.5% Other 461.3 490.2 (5.9)% Total C&I $10,327.1 $10,390.8 (0.6)% ($mil) Mar 31 2017 Dec 31 2016 Seq. Loan Growth Retail $745.0 $761.9 (2.2)% Multifamily 923.0 903.3 2.2% Office 860.9 798.9 7.8% Industrial 871.5 871.7 0.0% Residential Const. and Land Dev. 136.0 135.5 0.3% Other CRE 334.7 337.7 (0.9)% Total CRE $3,871.1 $3,809.0 1.6% Commercial & Industrial: Commercial Real Estate  First quarter of energy loan outstandings growth since Q4 2015; expect continued growth in energy portfolio through balance of 2017  Expect limited growth in CRE portfolio in 1H 2017, then flat to down for balance of the year due to internal concentration limits

15 Oil & Gas Producers 78% Midstream & Other 15% Energy Services 7% Energy Lending Update At 3/31/17:  $2.8 billion unfunded commitments and $2.5 billion O/S  E&P line utilization 51%  Q1 energy net chargeoffs $309,000  Fourth consecutive quarterly reduction in criticized/classified/nonaccrual energy loan outstandings  17% quarterly decrease in energy nonaccrual loans 20 year average gross loss rate on E&P loans (gross chargeoffs as a percent of period average loans) is 14.3 bps

16  Total outstandings of $745 million at 3/31/17  Criticized/classified Retail CRE loans totaled $6MM at 3/31/17 – less than 1% of the portfolio  $4MM paid off in April  No exposure to traditional enclosed malls  Very limited exposure to high-profile troubled retailers  Well-diversified by product type and geography  Retail CRE portfolio down 8.1% over past 12 months  Portfolio is focused on best-in-class retail developers with multiple sources of repayment  Each new loan is stress tested at origination to ensure no dependencies on any single tenant Retail CRE Update

17 Key Credit Quality Metrics $82.2 $79.1 $94.0 $98.5 $97.2 $159.6 $168.1 $143.0 $132.5 $110.4 $241.8 $247.2 $237.0 $231.0 $207.6 $- $50.0 $100.0 $150.0 $200.0 $250.0 1Q16 2Q16 3Q16 4Q16 1Q17 Other Non-Accruals Energy Non-Accruals 1.50% 1.54% 1.56% 1.52% 1.52% 1.40% 1.42% 1.44% 1.46% 1.48% 1.50% 1.52% 1.54% 1.56% 1.58% 1Q16 2Q16 3Q16 4Q16 1Q17 Combined Allowance for Credit Losses to Period End Loans 0.56% 0.18% 0.15% -0.03% -0.02% -0.50% 0.00% 0.50% 1.00% 1.50% 1Q16 2Q16 3Q16 4Q16 1Q17 Net charge offs (annualized) to average loans  Stable credit environment in Q1  Energy portfolio continues to improve; no material signs of stress in any other portfolio  Nonaccrual loans down 10%  Second consecutive quarter of net recoveries  Well reserved for any potential issues with a combined allowance of 1.52%, which is at or near the top of the peer group

18 Steven G. Bradshaw Chief Executive Officer Closing Remarks

19 Question and Answer Session